UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2014

TAYLOR CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 653-7978

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Effective August 18, 2014, Taylor Capital Group, Inc., a Delaware corporation (“Taylor Capital”), was merged (the “Merger”) with and into MB Financial, Inc., a Maryland corporation (“MB Financial”), pursuant to the Agreement and Plan of Merger, dated as of July 14, 2013 (as amended by the amendment thereto dated as of June 30, 2014 (the “Merger Agreement”)), between the two companies.  Immediately following the Merger, Taylor Capital’s subsidiary bank, Cole Taylor Bank, was merged (the “Bank Merger”) with and into MB Financial’s subsidiary bank, MB Financial Bank, N.A. (“MB Financial Bank”).  As a result of the Merger and the Bank Merger, the separate corporate existence of Taylor Capital and Cole Taylor Bank ceased, and MB Financial and MB Financial Bank continued as the surviving entities.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 18, 2014, in connection with the consummation of the Merger, Taylor Capital notified the NASDAQ Stock Market LLC (“NASDAQ”) of such consummation and requested that NASDAQ file with the Securities and Exchange Commission a notification of removal from listing on Form 25 to deregister the shares of Taylor Capital Common Stock (as defined in Item 3.03 below) and Taylor Capital Series A Preferred Stock (as defined in Item 3.03 below) under Section 12(b) of the Securities Exchange Act of 1934, as amended.  Trading in Taylor Capital Common Stock and Taylor Capital Series A Preferred Stock was halted prior to the commencement of trading on August 18, 2014 and will be suspended effective at the close of business on August 18, 2014.

Item 3.03  Material Modification to Rights of Security Holders

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.01 per share, of Taylor Capital (“Taylor Capital Common Stock”) and each share of Nonvoting Convertible Preferred Stock, par value $0.01 per share, of Taylor Capital converted into the right to receive (1) 0.64318 of a share of the common stock, par value $0.01 per share, of MB Financial (“MB Financial Common Stock”), with cash payable in lieu of fractional MB Financial shares in an amount equal to the share fraction multiplied by $26.81, which is the average closing price of MB Financial Common Stock for the ten trading-day period ended August 14, 2014, and (2) $4.08 in cash. All “in-the-money” Taylor Capital stock options and warrants outstanding immediately prior to the Effective Time were canceled in exchange for the right to receive a cash payment as provided in the Merger Agreement, as were the outstanding unvested restricted stock awards of Taylor Capital; however, the cash consideration paid for such restricted stock awards will remain subject to vesting or other lapse restrictions.  Each share of Taylor Capital’s Perpetual Non-Cumulative Preferred Stock, Series A (“Taylor Capital Series A Preferred Stock”), converted into the right to receive one share of MB Financial’s Perpetual Non-Cumulative Preferred Stock, Series A.

The foregoing description is qualified in its entirety by reference to the Merger Agreement and the amendment thereto, copies of which are filed as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

Effective August 18, 2014, as described in the Explanatory Note, Taylor Capital merged with and into MB Financial, with MB Financial as the surviving corporation.  As contemplated by and in accordance with the Merger Agreement, effective as of the Effective Time, C. Bryan Daniels and Jennifer W. Steans, who served as directors of Taylor Capital prior to the Merger, were appointed as directors of MB Financial.

The information provided in Item 3.03 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time, Taylor Capital’s directors and executive officers ceased serving in such capacities.

Item 9.01 Financial Statements and Exhibits

(d)              Exhibits:

The following exhibits are being filed herewith:

2.1

Agreement and Plan of Merger, dated as of July 14, 2013, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Taylor Capital on July 18, 2013)

2.2

Amendment, dated as of June 30, 2014, to Agreement and Plan of Merger, dated as of July 14, 2013, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Taylor Capital on July 1, 2014)

2.3

Letter Agreement, dated as of June 30, 2014, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Taylor Capital on July 1, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC., AS SUCCESSOR TO TAYLOR CAPITAL GROUP, INC.

Date: August 18, 2014	By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 14, 2013, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Taylor Capital on July 18, 2013)

2.2

Amendment, dated as of June 30, 2014, to Agreement and Plan of Merger, dated as of July 14, 2013, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Taylor Capital on July 1, 2014)

2.3

Letter Agreement, dated as of June 30, 2014, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Taylor Capital on July 1, 2014)